UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 23, 2005

Penn Engineering & Manufacturing Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-5356	23-0951065
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification no.)

P.O. Box 1000, Danboro, Pennsylvania 18916

(Address of Principal Executive Office) (Zip Code)

(215) 766-8853

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition

On February 23, 2005, the Company issued a press release regarding the Company’s financial results for its fourth quarter ended December 31, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

The following exhibit is filed herewith:

Exhibit No.

Description

99.1

Press release issued by Penn Engineering & Manufacturing Corp. (the “Company”) dated February 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN ENGINEERING & MANUFACTURING CORP.

By:	/s/ KENNETH A. SWANSTROM
Kenneth A. Swanstrom,
Chairman of the Board and Chief Executive Officer

Date:  February 23, 2005

INDEX TO EXHIBITS

Exhibit No.

Description

99.1

Press release issued by Penn Engineering & Manufacturing Corp. (the “Company”) dated February 23, 2005.